                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PINNACLE BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 April 30, 1998




Dear Stockholder:

         We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Pinnacle Bancshares, Inc. (the "Company") to be held at CHS Activity Center, 204 19th Street East, Jasper, Alabama on Wednesday, May 27, 1998 at 11:00 a.m., local time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

         As an integral part of the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that our stockholders may have. Detailed information concerning our activities and operating performance is contained in our Annual Report which also is enclosed.

         YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

       Sincerely,



       --------------------------                  ---------------------------
       Al H. Simmons                               Robert B. Nolen, Jr.
       Chairman of the Board                       President and Director

                            PINNACLE BANCSHARES, INC.
                               1811 SECOND AVENUE
                              JASPER, ALABAMA 35501
                                 (205) 221-4111

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 1998
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Pinnacle Bancshares, Inc. (the "Company") will be held at CHS Activity Center, 204 19th Street East, Jasper, Alabama, on Wednesday, May 27, 1998 at 11:00 a.m., local time.

         The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:

         1.       The election of two directors of the Company.

         2. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

       The Board of Directors is not aware of any other business to come before the Annual Meeting.

       Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof. Stockholders of record at the close of business on April 17, 1998, are the stockholders entitled to vote at the Annual Meeting and any adjournment thereof.

       You are requested to fill in and sign the enclosed proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           THOMAS L. SHERER
                                           SECRETARY
Jasper, Alabama
April 30, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            PINNACLE BANCSHARES, INC.

                               1811 SECOND AVENUE
                              JASPER, ALABAMA 35501
                                 (205) 221-4111

                         ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                  MAY 27, 1998


--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pinnacle Bancshares, Inc. (the "Company") for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at CHS Activity Center, 204 19th Street East, Jasper, Alabama on Wednesday, May 27, 1998, at 11:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement, together with the enclosed form of proxy, are first being mailed to stockholders on or about May 1, 1998.


--------------------------------------------------------------------------------
                        VOTING AND REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE GIVEN, PROPERLY EXECUTED PROXIES WHICH HAVE NOT BEEN REVOKED WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

         Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder's proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         The securities which can be voted at the Annual Meeting consist of shares of the Company's common stock, $.01 par value per share ("Common Stock"). Stockholders of record as of the close of business on April 17, 1998 (the "Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 1,786,586 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting

         The following table sets forth, as of the Record Date, certain information as to the persons believed by management to be the beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group. Persons and groups owning in excess of 5% of Common Stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information is based on the most recent reports filed by such persons or information provided to the Company by such persons.

                                                                             Percent of Shares
Name and Address of                     Amount and Nature of                  of Common Stock
 Beneficial Owners                      Beneficial Ownership(1)                 Outstanding
 -----------------                      -----------------------                 -----------

All Executive Officers and                    191,599(2)                          10.5%
Directors as a Group
(10 persons)

Jeffrey L. Gendell                            176,000(3)                           9.9%
Tontine Partners, L.P.
31 West 52nd Street
New York, New York  10019

----------

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) of which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares. All data prior to October 29, 1997 has been restated to reflect a two-for-one stock split effected in the form of a stock dividend.
(2) Includes shares owned directly by directors and officers of the Company as well as shares held by their spouses and minor children and trusts of which certain directors are trustees, but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership. Also includes shares of Common Stock underlying options granted under the Pinnacle Bancshares, Inc. 1996 Stock Option and Incentive Plan (the "Option Plan") which are exercisable within 60 days of the Record Date.
(3) Mr. Gendell serves as the Managing Member of Tontine Management, L.L.C. which is the general partner of Tontine Partners, L.P., a Delaware limited partnership ("Tontine"). Mr. Gendell reported sole voting and dispositive power of 6,000 shares and shared voting and dispositive power with Tontine of 170,000 shares as of January 7, 1997.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during the year ended December 31, 1997, all such filing requirements were complied with.



--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified. The Board of Directors currently consists of nine members. The Board of Directors has nominated Greg Batchelor and Melvin R. Kacharos to serve for three-year terms or until their successors are elected and qualified. Delaware law provides that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

         It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. Stockholders are not entitled to cumulate their votes for the election of directors. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend or the Board of Directors may reduce the number of directors to eliminate the vacancy.

         The following table sets forth for each nominee and for each director continuing in office, including the named executive officer, such person's name, age, the year he first became a director and the number of shares and percentage of Common Stock beneficially owned.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED BELOW AS DIRECTORS OF THE COMPANY.


                                                              PRESENT             SHARES OF
                                            YEAR FIRST         TERM             COMMON STOCK        PERCENT
                                              ELECTED           TO              BENEFICIALLY          OF
       NAME                AGE(1)          DIRECTOR (2)       EXPIRE              OWNED (3)          CLASS
       ----                ------          ------------       ------           --------------        -----


                                     BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

Greg Batchelor                42              1983            1998                11,020                *

Melvin R. Kacharos            71              1989            1998                 9,300                *


                                           DIRECTORS CONTINUING IN OFFICE

O. H. Brown                   53              1989            1999                 9,200                *

Sam W. Murphy                 50              1981            1999                23,860              1.3%

Al H. Simmons                 50              1979            1999                85,712               4.8%

J. T. Waggoner                60              1996            1999                 2,950                *

James W. Cannon               54              1990            2000                20,498              1.1%

Robert B. Nolen, Jr.          39              1994            2000                15,003                *

Max W. Perdue                 64              1991            2000                10,056                *

----------
 *   Less than 1% of shares outstanding.

(1)      At December 31, 1997.
(2) Includes term of office as director of Pinnacle Bank (the "Bank") prior to formation of the Company as the holding company for the Bank in January 1997. Each director of the Company is also a director of the Bank.
(3) At the Record Date. In accordance with Rule 13d-3 under the Exchange Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or
         (b) as to which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares. Includes shares owned directly by the named individuals as well as shares held by their spouses and minor children and trusts of which certain of such persons are trustees, but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership. Also includes shares of Common Stock underlying options granted under the Option Plan which are exercisable within 60 days of the Record Date. See "Voting Securities and Principal Holders Thereof."

         Listed below is certain information about the principal occupations of the Board nominees and the other directors of the Company. Unless otherwise noted, all such persons have held these positions for at least five years.

         GREG BATCHELOR has been President of Dependable True Value Hardware, Inc. in Russellville, Alabama since 1992. Prior to that, he was Manager.

         MELVIN R. KACHAROS was Executive Vice President of Vulcan Asphalt, Inc., Cordova, Alabama, from which position he retired in 1988. Mr. Kacharos is a Lieutenant Colonel, Retired, of the U.S. Army Reserve and resides in Cordova, Alabama.

         O. H. BROWN, is a certified public accountant, presently with the accounting firm of Lapidus, Tuck, Raymond & Fowler, P.C., Jasper, Alabama. From 1976 to June 1991, Mr. Brown had his own accounting practice, also in Jasper, Alabama.

         SAM W. MURPHY is Chairman of the Board, Chief Executive Officer and Sales Manager of Murphy Furniture Manufacturing Co., Inc., a furniture manufacturer located in Jasper, Alabama.

         AL H. SIMMONS joined the Company in 1973 and served as President of the Company from 1979 until 1994. In October 1989, Mr. Simmons was elected Chairman of the Board of Directors. Mr. Simmons is the son of Chairman of the Board Emeritus A. R. Simmons. Mr. Simmons is an insurance agent with Pittman & Associates, Inc., Birmingham, Alabama.

         J. T. WAGGONER is Vice President, Community and Public Affairs, HealthSouth Corporation, Birmingham, Alabama. He also serves as an Alabama State Senator.

         JAMES W. CANNON is Senior Vice President - Operations of Burton Golf, Inc., a manufacturer of golf bags headquartered in Fort Walton Beach, Florida.

         ROBERT B. NOLEN, JR. joined the Company in 1987 as First Vice President, Chief Financial Officer and Treasurer. In 1990, Mr. Nolen was appointed Executive Vice President of the Company, and in 1994, Mr. Nolen was appointed President and Chief Executive Officer of the Company.

         MAX W. PERDUE retired in 1991 as Jasper, Alabama District Manager of the Alabama Power Company, having served with the company for thirty years in various engineering and management positions. Mr. Perdue is past-president of the Jasper Area Chamber of Commerce and resides in Jasper, Alabama.

OTHER EXECUTIVE OFFICER

         MARY JO GUNTER, age 44, is Vice President of the Company and Senior Vice President -- Banking Services of the Bank. Ms. Gunter joined the Bank in 1974 and has served in various lending related positions within the Bank. She is responsible for branch operations, personnel, loan servicing and other customer service areas.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held eight meetings during the year ended December 31, 1997. The members of the Company's Board of Directors are also members of the Bank's Board of Directors, which held 12 meetings during the year ended December 31, 1997. All incumbent directors attended 75% or more of the total number of Board meetings held during the year ended December 31, 1997 and the total number of meetings held by committees on which such directors served during such period.

         The Board of Directors of the Company serves as a nominating committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees, nor has it established any procedures for this purpose. The Board of Directors held one meeting in its capacity as a nominating committee.

         There are no standing committees of the Board of Directors of the Company. The Board of Directors of the Bank carries out many of its duties through committees.

         The Executive Committee, currently composed of directors Perdue, Kacharos, Murphy, Brown, Simmons and Nolen, meets when deemed necessary by the President of the Bank to discuss and approve any business coming before the Board between monthly Board meetings. During the year ended December 31, 1997, the Executive Committee held nine meetings.

         The Audit Committee, composed of directors Kacharos, Murphy and Brown, is responsible for the review and evaluation of the Bank's annual audit reports with the Bank's independent auditors and reports all findings and recommendations to the Board of Directors. The audit committee also directs the activities of the Bank's internal auditor. During the year ended December 31, 1997, the Audit Committee held four meetings.

         The Compensation Committee, currently composed of directors Perdue, Cannon and Murphy, meets annually or at the direction of the Bank's President to review and adjust employee salaries. During the year ended December 31, 1997, the Compensation Committee held five meetings.

EXECUTIVE COMPENSATION

         The following table sets forth the cash and noncash compensation for the years ended December 31, 1997, 1996 and 1995, respectively, awarded to or earned by the Chief Executive Officer. No other executive officer earned in excess of $100,000 in salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                                       Long-Term Compensation
                                                                               -------------------------------------
                                             Annual Compensation                         Awards              Payouts
                                    --------------------------------------     --------------------------    -------
                                                                               Restricted      Securities                All Other
Name and                                                    Other Annual          Stock        Underlying     LTIP         Compen-
Principal Position           Year    Salary      Bonus     Compensation(1)      Award(s)        Options      Payouts      sation(2)
-----------------------------------------------------------------------------------------------------------------------------------

Robert B. Nolen, Jr.         1997   $102,500    $30,000         --                 --             --           --         $2,562
President and Chief          1996   $ 93,750    $25,000         --                 --         20,000(3)        --          4,223
Executive Officer of         1995   $ 73,337    $25,000         --                 --             --           --          2,389
the Company and the
Bank

-------------
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits in the fiscal year by the named executive officer did not exceed 10% of the executive's annual salary and bonus.
(2)      Represents contributions under the Company's 401(k) plan.
(3)      Represents options granted under the Option Plan.


DIRECTORS' COMPENSATION

         The members of the Board of Directors of the Company currently do not receive fees in their capacity as such.

         Directors of the Bank currently each receive a monthly fee of $400, plus an additional $600 for each Board meeting attended. In addition, directors receive a fee of $300 for each Loan Committee attended and $200 for each other committee meeting attended. Officers of the Bank do not receive fees for committee or advisory board meetings attended.

YEAR END OPTION VALUES

         To date, no options have been exercised under the Option Plan by the named executive officer. No options were granted to the named executive officer in 1997. The following table sets forth information concerning the value of options held by the named executive officer at December 31, 1997.


                                                Number of Securities                   Value of Unexercised
                                               Underlying Unexercised                 In-the-Money Options at
                                            Options at Fiscal Year Ended                Fiscal Year End (1)
                                            ----------------------------                -------------------
                                              Exercisable/Unexercisable                    Exercisable/
Name                                             (Number of Shares)                        Unexercisable
----                                             ------------------                        -------------

Robert B. Nolen, Jr.                                13,334/6,666                         $125,840/$62,910

----------
(1) Difference between fair market value of underlying Common Stock at December 31, 1997 ($18.25 per share, based on the closing sales price) and the exercise price ($8.8125 per share). Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option.

EMPLOYMENT AGREEMENT

         On April 22, 1998, the Company and the Bank entered into an employment agreement with Robert B. Nolen, Jr., which supersedes Mr. Nolen's prior employment agreement with the Bank. The agreement provides for Mr. Nolen to serve as President and Chief Executive Officer of each of the Company and the Bank for a term of three years and receive a base salary of $100,000 per annum, subject to annual adjustments; provided, however, that any reduction of Mr. Nolen's salary shall be commensurate with a general reduction in the salaries of the Bank's senior officers. The agreement provides for a salary review by the Board of Directors not less often than annually, as well as for an extension for an additional one-year period beyond then expiration date. In the event of his voluntary termination of employment under the agreement, Mr. Nolen has agreed that for a period of one year after the effective date of such termination, he will not within Walker and Jefferson Counties, Alabama, compete with the Company or the Bank or recruit or solicit for employment any current or future employee of the Company or the Bank. In the event of a termination of Mr. Nolen's employment without just cause (as defined in the agreement), Mr. Nolen will be entitled to his salary for an additional 12-month period and continued health, life, disability and other benefits. In the event (i) Mr. Nolen voluntarily terminates his employment as a result of a constructive discharge (e.g., a material reduction without reasonable cause in his base compensation or a material diminution or reduction in his responsibilities or authority), (ii) Mr. Nolen is terminated following a change in control (as defined in the agreement),
(iii) Mr. Nolen voluntarily terminates his employment within 24 months after a change in control and a constructive discharge, or (iv) Mr. Nolen voluntarily terminates his employment after 24 months but within 36 months following a change in control, Mr. Nolen shall be entitled to payments equal to the amount of 2.99 times the average annual compensation to Mr. Nolen during the five years immediately prior to the termination. Based on Mr. Nolen's annual compensation as of December 31, 1997, if any of such provisions were to be effective, it would result in a payment to Mr. Nolen of approximately $315,000. In addition, if Mr. Nolen terminates his employment within 12 months following a change in control, he will be entitled to receive his salary for an additional 12-month period and, if he terminates his employment after 12 months but within 24 months following a change in control, he will be entitled to receive such salary for an additional 24-month period. The agreement also provides for the inclusion of Mr. Nolen in any present or future employee benefit plans or programs of the Company and the Bank for which executives are or will become eligible, customary fringe benefits, vacation and sick leave.

CERTAIN TRANSACTIONS

         The Bank makes available loans to directors, officers and other employees, including mortgage loans for the purchase or refinancing of their residences. It is the belief of management that these loans neither involve more than normal risk of collectability nor present other unfavorable features. Such loans have been made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing for comparable transactions with non-affiliated persons. Management believes that all loans made by the Bank to directors, officers and other employees were in compliance with federal regulations in effect at the time the loans were made.

         The Bank's former main office building is owned by the Bank and is situated on land leased from entities associated with the Simmons family and of which Chairman Emeritus A. R. Simmons is a partner or trustee. Under the terms of the lease for this office, a monthly payment of $1,050 is made for the grounds and 36 parking spaces. The lease was renewed in December 1996 for five years with an option to renew for three additional terms of five years. The Bank has been granted a right of first refusal to purchase the land. The Jasper Mall Branch building is also owned by the Bank and is situated on land leased from an entity associated with the Simmons family. The lease for the land on which the Jasper Mall Branch is located currently provides annual rental of $20,304 to the entity associated with the Simmons family. The lease runs through 2017.

         The Bank leases its Haleyville Branch Office facilities from Cecil Batchelor, the father of director Greg Batchelor. The lease currently provides for an annual rental of $24,580.

         In 1986, the Bank entered into an employment agreement with Al H. Simmons. The agreement, as subsequently amended, provided for Mr. Simmons to serve as President and Chief Executive Officer of the Bank for a term of three years ending in 1996 and receive a base salary of $109,080 per annum, subject to annual adjustments. In May 1994, the Bank and Mr. Simmons entered into a termination agreement whereby the parties agreed to terminate Mr. Simmons' employment agreement and to provide for a lump sum payment to Mr. Simmons of certain severance benefits in satisfaction of Mr. Simmons' rights under the employment agreement. In connection therewith, Mr. Simmons agreed to resign as President and Chief Executive Officer of the Bank effective July 1, 1994, and the Bank agreed to pay to Mr. Simmons a benefit having a present value equal to $362,447. Such benefit is being paid in 60 payments of $7,000 per month that began in July 1994. In the event of a "change of control," as defined in the agreement, Mr. Simmons may direct the Bank to contribute to an irrevocable trust assets having a present value equal to the total amount payable to Mr. Simmons during the remaining term of the agreement. Under such circumstances, payments due Mr. Simmons under the agreement would be made from the trust; provided, however, that if the assets of the trust are insufficient to satisfy the Bank's obligations under the agreement, the Bank would remain obligated to make such payments directly to Mr. Simmons.


--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         Arthur Andersen LLP served as the Company's independent auditors for the year ended December 31, 1997. The Board of Directors has appointed Arthur Andersen LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1998. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he so desires.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors on any other matters presented at the Annual Meeting.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telegraph or telephone without additional compensation. Corporate Communications, Inc. has been retained to assist in the management of the Company's investor relations and other stockholder communications issues for a fee of approximately $500 per month plus reimbursement of out-of-pocket expenses. As part of its duties, Corporate Communications, Inc. may assist in the solicitation of proxies.

         The Annual Report to Stockholders for the year ended December 31, 1997, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated herein by reference.


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                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the proxy statement and proxy relating to the 1999 annual meeting of stockholders of the Company, which will be held on or about May 26, 1999, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company at 1811 Second Avenue, P.O. Box 1388, Jasper, Alabama no later than January 1, 1999. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1999 annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC or the Company's Certificate of Incorporation or Bylaws in effect at the time such proposal is received.



--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO MARIE GUTHRIE, PINNACLE BANCSHARES, INC., P.O. BOX 1388, JASPER, ALABAMA 35502-1388.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          THOMAS L. SHERER
                                          SECRETARY
Jasper, Alabama
April 30, 1998

                                                                      APPENDIX A


                                REVOCABLE PROXY
                           PINNACLE BANCSHARES, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 27, 1998
--------------------------------------------------------------------------------

 The undersigned stockholder of Pinnacle Bancshares, Inc. (the "Company") hereby appoints Max W. Perdue and Sam W. Murphy, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at CHS Activity Center, 204 19th Street East, Jasper, Alabama on Wednesday, May 27, 1998 at 11:00 a.m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Annual Meeting.

                                                                                            VOTE
                                                                               FOR        WITHHELD
                                                                               ---        --------
I.   Election as directors of all nominees listed below (except
     as marked to the contrary).                                               [  ]          [ ]
      Greg Batchelor                           Melvin R. Kacharos
     INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY NOMINEE(S), WRITE
     THAT NOMINEE'S NAME ON THE LINE BELOW.

     ------------------------------------------------------------

II.  Such other matters as may properly come before the Annual
     Meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
     LISTED PROPOSITIONS.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

   Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting.

   The undersigned stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement, and the Annual Report to Stockholders.

                 Dated: ________________, 1998

                                              ----------------------------------
                                              PRINT NAME OF STOCKHOLDER

                                              ----------------------------------
                                              SIGNATURE OF STOCKHOLDER

                                              ----------------------------------
                                              PRINT NAME OF STOCKHOLDER

                                              ----------------------------------
                                              SIGNATURE OF STOCKHOLDER

                                              Please sign exactly as your name
                                              appears on the envelope in which
                                              this card was mailed. When signing
                                              as attorney, executor,
                                              administrator, trustee or
                                              guardian, please give your full
                                              title. If shares are held jointly,
                                              each holder should sign.

--------------------------------------------------------------------------------
    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                           POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------